UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2010
TEKELEC

(Exact name of registrant as specified in its charter)

California	000-15135	95-2746131

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5200 Paramount Parkway, Morrisville, North Carolina	27560

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (919) 460-5500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events	1

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Item 8.01 Other Events
     On May 7, 2010, Tekelec (the “Company”) completed its acquisition of Camiant, Inc., a Delaware corporation (“Camiant”), pursuant to an Agreement and Plan of Merger dated as of May 5, 2010 (the “Merger Agreement”), by and among the Company, Camiant, SPAN Corp., Inc., a Delaware corporation and then wholly owned subsidiary of the Company (the “Acquisition Subsidiary”), and a representative of the Camiant stockholders. Pursuant to the Merger Agreement, the Acquisition Subsidiary was merged with and into Camiant, and Camiant is now a wholly owned subsidiary of the Company. A copy of the Merger Agreement was filed as Exhibit 4.1 to a Current Report on Form 8-K (File No. 000-15135) filed by the Company with the Securities and Exchange Commission on May 6, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tekelec
Dated: May 7, 2010	By:	/s/ Franco Plastina
Franco Plastina
President and Chief Executive Officer

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